EXHIBIT 21.1

Enterprise Products Partners L.P. Subsidiaries
(Including Enterprise Products Operating L.P.)

Jurisdiction of
Name of Subsidiary	Formation	Effective Ownership
Acadian Acquisition, LLC	Delaware	Acadian Gas, LLC — 100%

Acadian Consulting LLC	Delaware	Acadian Gas, LLC — 100%

Acadian Gas LLC	Delaware	Enterprise Products Operating L.P. — 100%

Acadian Gas Pipeline System	Texas	TXO-Acadian Gas Pipeline, LLC — 50% MCN-Acadian Gas Pipeline, LLC — 50%

Arizona Gas Storage, L.L.C.	Delaware	GulfTerra Arizona Gas, L.L.C. — 60%

Atlantis Offshore, LLC	Delaware	Manta Ray Gathering Company, L.L.C. — 50% Manta Ray Offshore Gathering Company, L.L.C. — 50%

Baton Rouge Fractionators LLC	Delaware	Enterprise Products Operating L.P. — 32.25% Third Parties — 67.75%

Baton Rouge Pipeline LLC	Delaware	Baton Rouge Fractionators LLC — 100%

Baton Rouge Propylene Concentrator, LLC	Delaware	Enterprise Products Operating L.P. — 30% Third Parties — 70%

Belle Rose NGL Pipeline, L.L.C.	Delaware	Enterprise NGL Pipelines, LLC 41.67% Third Parties — 58.33%

Belvieu Environmental Fuels GP, LLC	Delaware	Enterprise Products Operating L.P. — 100%

Belvieu Environmental Fuels L.P.	Texas	Enterprise Products Operating L.P. — 99.0% Belvieu Environmental Fuels GP, LLC — 1.0%

Cajun Pipeline Company, LLC	Texas	Enterprise Products Operating L.P. — 100%

Calcasieu Gas Gathering System	Texas	TXO-Acadian Gas Pipeline, LLC — 50% MCN-Acadian Gas Pipeline, LLC — 50%

Cameron Highway Oil Pipeline Company	Delaware	Cameron Highway Pipeline I, L.P. — 50%

Cameron Highway Pipeline GP, L.L.C.	Delaware	GulfTerra Energy Partners, L.P. — 100%

Cameron Highway Pipeline I, L.P.	Delaware	Cameron Highway Pipeline GP, L.L.C. — 1% GulfTerra Energy Partners, L.P. — 99%

Chunchula Pipeline Company, LLC	Texas	Enterprise Products Operating L.P. — 100%

Coyote Gas Treating Limited Liability Company	Delaware	Enterprise Field Services, L.L.C. — 50%

Crystal Holding, L.L.C.	Delaware	GulfTerra Energy Partners, L.P. — 100%

Cypress Gas Marketing, LLC	Delaware	Acadian Gas, LLC. — 100%

Cypress Gas Pipeline, LLC	Delaware	Acadian Gas, LLC. — 100%

Deep Gulf Development, LLC	Delaware	Enterprise Offshore Development, LLC — 90.0% Third Party — 10%

Deepwater Gateway, L.L.C.	Delaware	Enterprise Field Services, L.L.C. — 50%

Dixie Pipeline Company	Delaware	Enterprise Products Operating L.P. — 11.5% Enterprise NGL Pipelines, LLC — 8.38% Third Parties — 80.12%

E-Cypress, LLC	Delaware	Enterprise Products Operating L.P. — 100%

Enterprise Field Services, L.L.C.	Delaware	GulfTerra Energy Partners, L.P. — 100%

Enterprise Fractionation LLC	Delaware	Enterprise Products Operating L.P. — 100%

Enterprise Gas Liquids LLC	Texas	Enterprise Products Operating L.P. — 100%

Enterprise Gas Processing LLC	Delaware	Enterprise Products Operating L.P. — 100%

Enterprise Hattiesburg, LLC	Delaware	Enterprise Products Operating L.P. — 100%

Enterprise Hydrocarbons L.P.	Delaware	Enterprise Products Operating L.P. — 99.0% Enterprise Products Texas Operating L.P. — 1.0%

Enterprise Lou-Tex NGL Pipeline L.P.	Texas	Enterprise Products Operating L.P. — 99.0% HSC Pipeline Partnership L.P. — 1.0%

Jurisdiction of
Name of Subsidiary	Formation	Effective Ownership
Enterprise Lou-Tex Propylene Pipeline L.P.	Texas	Enterprise Products Operating L.P. — 99% Propylene Pipeline Partnership L.P. — 1.0%

Enterprise NGL Marketing Company L.P.	Delaware	Enterprise Products Operating L.P. — 1.0% Enterprise Products Texas Operating L.P. —99.0%

Enterprise NGL Pipelines, LLC	Delaware	Enterprise Products Operating L.P. — 100%

Enterprise NGL Private Lines & Storage LLC	Delaware	Enterprise Products Operating L.P. — 100%

Enterprise Norco LLC	Delaware	Enterprise Gas Processing, LLC — 100%

Enterprise Offshore Development, LLC	Delaware	Moray Pipeline Company, LLC — 100%

Enterprise Products GTM, LLC	Delaware	Enterprise Products Operating L.P. — 100%

Enterprise Products OLPGP, Inc.	Delaware	Enterprise Products Partners L.P. — 100%

Enterprise Products Operating L.P.	Delaware	Enterprise Products Partners L.P. — 99.999% Enterprise Products OLPGP, Inc. — 0.001%

Enterprise Products Texas Operating L.P.	Texas	Enterprise Products Operating L.P. — 99.0% Enterprise Products Partners L.P. — 1.0%

Enterprise Terminalling L.P.	Texas	Enterprise Products Operating L.P. — 99.0% Enterprise Gas Liquids LLC 1.0%

Enterprise Terminals & Storage, LLC	Delaware	Mapletree, LLC — 100%

E-Oaktree, LLC	Delaware	E-Cypress, LLC — 98.0% Third Party — 2.0%

EPOLP 1999 Grantor Trust	Texas	Enterprise Products Operating L.P. — 100%

Evangeline Gulf Coast Gas, LLC	Delaware	Acadian Gas, LLC — 100%

First Reserve Gas, L.L.C.	Delaware	Crystal Holding, L.L.C. — 100%

Flextrend Development Company, L.L.C.	Delaware	GulfTerra Energy Partners, L.P. — 100%

Grande Isle Pipeline LLC	Delaware	Enterprise Products Operating L.P. — 100%

GulfTerra Alabama Intrastate, L.L.C.	Delaware	GulfTerra Energy Partners, L.P. — 100%

GulfTerra Arizona Gas, L.L.C.	Delaware	Enterprise Field Services, L.L.C. — 100%

GulfTerra Energy Company, L.L.C.	Delaware	Enterprise Products GTM, LLC — 100%

GulfTerra Energy Finance Corporation	Delaware	GulfTerra Energy Partners, L.P. — 100%

GulfTerra Energy Partners, L.P.	Delaware	GulfTerra Energy Company, L.L.C. — 1% Enterprise Products Operating L.P. — 99%

GulfTerra GC, L.P.	Delaware	GulfTerra Energy Partners, L.P. — 99% GulfTerra Holdings III, L.L.C. — 1%

GulfTerra Holding III, L.L.C.	Delaware	GulfTerra Energy Partners, L.P. — 100%

GulfTerra Intrastate, L.P.	Delaware	GulfTerra Energy Partners, L.P. — 99% GulfTerra Holding III, L.L.C. — 1%

GulfTerra NGL Storage, L.L.C.	Delaware	Crystal Holding, L.L.C — 100%

GulfTerra Operating Company, L.L.C.	Delaware	GulfTerra Energy Partners, L.P. — 100%

GulfTerra Texas Pipeline, L.P.	Delaware	GulfTerra Holding III, L.L.C. — 1% GulfTerra Energy Partners, L.P. — 99%

Hattiesburg Gas Storage Company	Delaware	First Reserve Gas, L.L.C. — 50% Hattiesburg Industrial Gas Sales, L.L.C. — 50%

Hattiesburg Industrial Gas Sales, L.L.C.	Delaware	First Reserve Gas, L.L.C. — 100%

High Island Offshore System, L.L.C.	Delaware	GulfTerra Energy Partners, L.P. — 100%

HSC Pipeline Partnership, L.P.	Texas	Enterprise Products Operating L.P. — 99.0% Enterprise Products Partners L.P. — 1.0%

Independence Hub, LLC	Delaware	Enterprise Products Operating L.P. — 100%

K/D/S Promix, L.L.C.	Delaware	Enterprise Fractionation, LLC — 33.33% Third Parties — 66.67%

La Porte Pipeline Company L.P.	Texas	Enterprise Products Operating L.P. — 49.5% La Porte Pipeline GP, LLC — 1.0% Third Parties — 49.5%

La Porte Pipeline GP, L.L.C.	Texas	Enterprise Products Operating L.P. — 50.0% Third Parties — 50.0%

Jurisdiction of
Name of Subsidiary	Formation	Effective Ownership
Manta Ray Gathering Company, L.L.C.	Delaware	GulfTerra Energy Partners, L.P. — 100%

Manta Ray Offshore Gathering Company, L.L.C.	Delaware	Neptune Pipeline Company, L.L.C. — 100%

Mapletree, LLC	Delaware	Enterprise Products Operating L.P. — 98.0% Third Party — 2.0%

MCN Acadian Gas Pipeline, LLC	Delaware	Acadian Gas, LLC — 100%

MCN Pelican Interstate Gas, LLC	Delaware	Acadian Gas, LLC — 100%

MCN Pelican Transmission LLC	Delaware	Acadian Gas, LLC — 100%

Manta Ray Offshore Gathering Company, L.L.C.	Delaware	Neptune Pipeline Company, L.L.C. — 100%

Mid-America Pipeline Company, LLC	Delaware	Mapletree, LLC — 100%

Moray Pipeline Company, LLC	Delaware	Enterprise Products Operating L.P. — 100%

Nautilus Pipeline Company L.L.C.	Delaware	Neptune Pipeline Company, L.L.C. — 100%

Neches Pipeline System	Texas	TXO-Acadian Gas Pipeline, LLC — 50% MCN-Acadian Gas Pipeline, LLC — 50%

Nemo Gathering Company, LLC	Delaware	Enterprise NGL Pipelines, LLC — 33.92 Third Parties — 66.08%

Neptune Pipeline Company, L.L.C.	Delaware	Sailfish Pipeline Company, L.L.C. — 25.67% Third Parties — 74.33%

Norco-Taft Pipeline, LLC	Delaware	Enterprise NGL Private Lines & Storage, LLC — 100%

Olefins Terminal Corporation	Delaware	Enterprise Products Operating L.P. — 50% Third Party — 50%

Petal Gas Storage, L.L.C.	Delaware	Crystal Holding, L.L.C. — 100%

Ponchatrain Natural Gas System	Texas	TXO-Acadian Gas Pipeline, LLC — 50% MCN-Acadian Gas Pipeline, LLC — 50%

Port Neches GP, LLC	Delaware	Enterprise Products Operating L.P. — 100%

Port Neches Pipeline L.P.	Delaware	Enterprise Products Operating L.P. — 99.0% Port Neches GP, LLC — 1.0%

Poseidon Oil Pipeline Company, L.L.C.	Delaware	Poseidon Pipeline Company, L.L.C. — 36%

Poseidon Pipeline Company, L.L.C.	Delaware	GulfTerra Energy Partners, L.P. — 100%

Propylene Pipeline Partnership, L.P.	Texas	Enterprise Products Operating L.P. — 99.0% Enterprise Products Partners L.P. — 1.0%

Sabine Propylene Pipeline L.P.	Texas	Enterprise Products Operating L.P. — 99% Propylene Pipeline Partnership L.P. — 1%

Sailfish Pipeline Company, L.L.C.	Delaware	Enterprise Products Operating L.P. — 100%

Seminole Pipeline Company	Delaware	E-Oaktree, LLC — 80.0% E-Cypress, LLC — 10 Third Party — 10%

Sorrento Pipeline Company, LLC	Texas	Enterprise Products Operating L.P. — 100%

Stingray Pipeline Company, L.L.C.	Delaware	Starfish Pipeline Company, L.L.C. — 100%

Tejas-Magnolia Energy, LLC	Delaware	Ponchatrain Natural Gas System — 96.6% MCN-Pelican Interstate Gas, LLC — 3.4%

Tri-States NGL Pipeline, L.L.C.	Delaware	Enterprise Products Operating L.P. — 33-1/3% Enterprise NGL Pipelines, LLC — 33-1/3% Third Parties — 33-1/3%

Triton Gathering, L.L.C.	Delaware	Starfish Pipeline Company, L.L.C. — 100%

TXO-Acadian Gas Pipleine, LLC	Delaware	Acadian Gas, LLC — 100%

Venice Energy Services Company, L.L.C.	Delaware	Enterprise Gas Processing LLC — 13.1% Third Parties — 86.99%

Venice Pipeline LLC	Delaware	Enterprise Products Operating L.P. — 100%

West Cameron Dehydration Company, L.L.C.	Delaware	Starfish Pipeline Company, L.L.C. — 100%

Wilprise Pipeline Company, LLC	Delaware	Enterprise Products Operating L.P. — 74.7%

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